                        REVIEW AND RENEWAL OF CONTRACT

                                   BETWEEN

                         BETH ABRAHAM HEALTH SERVICES

                      LONG TERM HOME HEALTH CARE PROGRAM

                                     AND

                      COMMUNITY MEDICAL TRANSPORT, INC.


                    CONTRACT REVIEWED AND CONTINUED FROM:

                      JANUARY 1998 THROUGH DECEMBER 1998






/s/ Dean L. Sloane                           /s/ Susan Aldrich
-----------------                            -----------------
Dean L. Sloane                               Susan Aldrich
CEO                                          Senior Vice President, Managed Care
Community Ambulette Service                  Beth Abraham Health Services

                        REVIEW AND RENEWAL OF CONTRACT

                                   BETWEEN

                   BETH ABRAHAM CERTIFIED HOME HEALTH AGENCY

                                     AND

                          COMMUNITY AMBULETTE SERVICE


                    CONTRACT REVIEWED AND CONTINUED FROM:

                      JANUARY 1998 THROUGH DECEMBER 1998




/S/ DEAN SLOAN                               /S/ GERRY POLONY
-----------------                            -----------------
DEAN SLOAN                                   GERRY POLONY
CEO                                          VICE PRESIDENT
COMMUNITY AMBULETTE                          BETH ABRAHAM
SERVICE                                      HOME CARE SERVICES

                        REVIEW AND RENEWAL OF CONTRACT

                                   BETWEEN

                         BETH ABRAHAM HEALTH SERVICES

                       ADULT DAY HEALTH CENTER (BRONX)

                                     AND

                          COMMUNITY AMBULETTE SERVICE



                    CONTRACT REVIEWED AND CONTINUED FROM:

                      JANUARY 1998 THROUGH DECEMBER 1998



/s/ Dean Sloane                                      /S/ Gerry Polony Terry
-----------------                                   ----------------------
Dean Sloane                                         Gerry Polony Terry
CEO                                                 Vice President
Community Ambulette Service                         Beth Abraham Health Services